UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 28, 2019

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(401) 765-1500
Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Effective August 28, 2019, the Management Planning and Development Committee of CVS Health Corporation (the “Company”) decided to grant the 2020 performance stock unit (PSU) award to Mr. Larry J. Merlo, our President and Chief Executive Officer. The PSU grant is being awarded at this time to align Mr. Merlo’s incentives to the completion of the Aetna integration and the first phase of the Company’s initiatives to transform health care. This grant is in lieu of Mr. Merlo’s 2020 award and Mr. Merlo will not be granted any PSUs in 2020 (it is expected that he will receive a stock option grant in April 2020 as part of our normal course equity grant practices).

The grant date value of the PSU is $10,125,000, which was the target value of Mr. Merlo’s 2019 PSU award. The award is subject to the achievement of pre-defined performance targets based on metrics that were selected following engagement with stockholders, including Earnings Per Share growth, de-levering and relative Total Shareholder Return. For EPS growth and de-levering, the targets are consistent with guidance provided in June 2019 at our Investor Day. The period to measure performance is consistent with other 2019 performance awards and runs through December 31, 2021. The award provides for full vesting at actual performance if Mr. Merlo is separated without cause and pro-rated vesting at actual performance upon qualified retirement. The award is forfeited if Mr. Merlo resigns or is terminated for cause. The award will otherwise be subject to the terms of the Corporation’s 2017 Stock Incentive Plan. The award will be granted on August 30, 2019, the Company’s pre-established quarterly grant date for equity awards.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBITS

104       Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: August 29, 2019	By:	/s/ Eva C. Boratto
Eva C. Boratto
Executive Vice President and Chief Financial Officer